Janus Equity Funds
                            Closed to New Investors
                       Supplement Dated November 9, 2001
         to Statement of Additional Information Dated February 16, 2001
               as Supplemented May 1, 2001 and September 28, 2001

THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE SAI TOGETHER CONSTITUTE A CURRENT SAI. TO REQUEST ANOTHER COPY OF THE SAI, PLEASE CALL 1-800-525-3713.

Janus Investment Fund anticipates holding a special meeting of shareholders January 31, 2002 to vote on various proposals, including revisions to certain of its investment restrictions and amendments to its Agreement and Declaration of Trust. Shareholders of record on October 19, 2001 will be entitled to vote at the meeting. On or about November 16, 2001, the proxy statement, which includes further information about all of the proposals to be presented at the meeting, will be mailed to all Fund shareholders of record as of October 19, 2001. On or about November 28, 2001, you may also access the proxy statement via janus.com.

Assuming the proposals are approved, certain of the Funds' investment restrictions will be revised as described below. NONE OF THESE PROPOSED CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE FUNDS.

For Janus Fund, Janus Venture Fund, Janus Worldwide Fund and Janus Overseas Fund, restriction (1) on page 3 of the SAI is replaced in its entirety with the following:

  - With respect to 75% of its total assets, Janus Fund, Janus Venture Fund, Janus Worldwide Fund and Janus Overseas Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

For Janus Twenty Fund, Janus Olympus Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, each Fund's fundamental restriction on diversification will be rescinded.

Restriction (4) on page 4 of the SAI is replaced in its entirety with the following:

  - Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

Restriction (5) on page 4 of the SAI is replaced in its entirety with the following:

  - Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).
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Restriction (e) on page 5 of the SAI is deleted in its entirety, current restrictions (f) and (g) on page 6 of the SAI are redesignated as (e) and (f), respectively, and the following is added as restriction (7) on page 4 of the
SAI:

  - Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

Each of the above policies will be fundamental restrictions, which may not be changed without a subsequent shareholder vote.

Assuming the proposals are approved, the current disclosure under the headings "Shareholder Meetings" and "Voting Rights" in the "Miscellaneous Information' section of the SAI will be replaced with the following:

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on or about January 31, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if the choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.